Exhibit 99.1

Amerada Hess Reports Estimated Results for the Second Quarter of 2005

    NEW YORK--(BUSINESS WIRE)--July 27, 2005--Amerada Hess Corporation (NYSE:AHC) reported net income of $299 million for the second quarter of 2005 compared with income of $288 million for the second quarter of 2004. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity in 2005 and 2004 were as follows:

                               Three months ended   Six months ended
                               June 30 (unaudited) June 30 (unaudited)
                               ------------------- -------------------
                                  2005      2004      2005      2004
                               --------- --------- --------- ---------
                               (In millions, except per share amounts)

Exploration and production     $    263  $    182  $    526  $    389
Refining and marketing               98       160       161       272
Corporate                           (28)      (24)      (97)      (26)
Interest expense                    (34)      (37)      (72)      (73)
                               --------- --------- --------- ---------

Net income from continuing
 operations                    $    299  $    281  $    518  $    562

Discontinued operations               -         7         -         7
                               --------- --------- --------- ---------

Net income                     $    299  $    288  $    518  $    569
                               ========= ========= ========= =========

Net income per share (diluted) $   2.89  $   2.84  $   5.01  $   5.61
                               ========= ========= ========= =========

Weighted average number of
 shares (diluted)                 103.7     101.4     103.5     101.5
                               ========= ========= ========= =========

    Exploration and production earnings were $263 million in the second quarter of 2005 compared with $182 million in the second quarter of 2004. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 355,000 barrels per day in the second quarter of 2005 compared with 351,000 barrels per day in the second quarter of 2004. In the second quarter of 2005, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $32.47 per barrel, an increase of $6.71 per barrel from the second quarter of 2004. The Corporation's average United States natural gas selling price was $6.47 per Mcf in the second quarter of 2005, an increase of $1.24 per Mcf from the second quarter of 2004.
    Refining and marketing earnings were $98 million in the second quarter of 2005 compared with $160 million in the second quarter of 2004. The decrease in refining and marketing earnings was primarily due to lower refining results and reduced income from trading activities.
    The following items, on an after-tax basis, are included in net income in the second quarter and first half of 2005 and 2004 (in millions):

                               Three months ended   Six months ended
                                     June 30             June 30
                               ------------------- -------------------
                                  2005      2004      2005      2004
                               --------- --------- --------- ---------
Exploration and production
--------------------------
   Income tax adjustments      $     11  $      -  $     11  $      -
   Gains from asset sales             -        15        11        34
   Legal settlement                   -         -        11         -
Corporate
---------
   Premiums on bond repurchases      (7)        -        (7)        -
   Income tax adjustments             -         -       (41)       13
                               --------- --------- --------- ---------

                               $      4  $     15  $    (15) $     47
                               ========= ========= ========= =========

    The exploration and production income tax benefits in the second quarter reflect the effect on deferred income taxes of a reduction in the income tax rate in Denmark and a tax settlement in the United Kingdom.
    Capital and exploratory expenditures in the second quarter of 2005 amounted to $527 million compared with $398 million in the second quarter of 2004. Of these amounts, $507 million and $383 million in the second quarter of 2005 and 2004, respectively, related to exploration and production activities.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                            (IN MILLIONS)


                                           Second    Second    First
                                          Quarter   Quarter   Quarter
                                            2005      2004      2005
                                         --------- --------- ---------

Income Statement
----------------
  Revenues and Non-operating Income
    Sales and other operating revenues   $  4,963  $  3,803  $  4,957
    Non-operating income
      Equity in income of HOVENSA L.L.C.      108        97        50
      Gain on asset sales                      --         3        18
      Other                                    11        33        45
                                         --------- --------- ---------

           Total revenues and
            non-operating income            5,082     3,936     5,070
                                         --------- --------- ---------

  Costs and Expenses
    Cost of products sold                   3,621     2,618     3,628
    Production expenses                       242       197       225
    Marketing expenses                        205       174       197
    Exploration expenses, including dry
     holes and lease impairment                87        63       133
    Other operating expenses                   38        47        31
    General and administrative expenses        86        96        85
    Interest expense                           54        60        61
    Depreciation, depletion and
     amortization                             261       239       254
                                         --------- --------- ---------

           Total costs and expenses         4,594     3,494     4,614
                                         --------- --------- ---------

    Income from continuing operations
     before income taxes                      488       442       456
    Provision for income taxes                189       161       237
                                         --------- --------- ---------

    Income from continuing operations         299       281       219

    Discontinued operations                    --         7        --
                                         --------- --------- ---------

    Net income                           $    299  $    288  $    219
                                         ========= ========= =========

    Preferred stock dividends                  12        12        12
                                         --------- --------- ---------

    Net income applicable to common
     stockholders                        $    287  $    276  $    207
                                         ========= ========= =========

Supplemental Income Statement
 Information
-----------------------------
  Foreign currency gains, after-tax      $      8  $     11  $      6
  Capitalized interest                         22        13        14

Cash Flow Information
---------------------
  Net cash provided by operating
   activities (a)                        $    606  $    438  $    461

Capital and Exploratory Expenditures
------------------------------------
  Exploration and Production
    United States                        $     93  $     83  $     91
    International                             414       300       364
                                         --------- --------- ---------

      Total Exploration and Production        507       383       455
  Refining and Marketing                       20        15        28
                                         --------- --------- ---------

      Total Capital and Exploratory
       Expenditures                      $    527  $    398  $    483
                                         ========= ========= =========

  Exploration expenses charged to income
   included above
    United States                        $     23  $     13  $      8
    International                              11        13         8
                                         --------- --------- ---------

                                         $     34  $     26  $     16
                                         ========= ========= =========

  (a) Includes changes in working capital


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                            (IN MILLIONS)

                                                       First Half
                                                   -------------------

                                                     2005      2004
                                                   --------- ---------
Income Statement
----------------
  Revenues and Non-operating Income
    Sales and other operating revenues             $  9,920  $  8,291
    Non-operating income
      Equity in income of HOVENSA L.L.C.                158       148
      Gain on asset sales                                18        23
      Other                                              56        36
                                                   --------- ---------

           Total revenues and non-operating income   10,152     8,498
                                                   --------- ---------

  Costs and Expenses
    Cost of products sold                             7,250     5,906
    Production expenses                                 466       384
    Marketing expenses                                  402       351
    Exploration expenses, including dry holes and
     lease impairment                                   220       141
    Other operating expenses                             69        95
    General and administrative expenses                 171       172
    Interest expense                                    115       117
    Depreciation, depletion and amortization            515       465
                                                   --------- ---------

           Total costs and expenses                   9,208     7,631
                                                   --------- ---------

    Income from continuing operations before
     income taxes                                       944       867
    Provision for income taxes                          426       305
                                                   --------- ---------

    Income from continuing operations                   518       562

    Discontinued operations                              --         7
                                                   --------- ---------

    Net income                                     $    518  $    569
                                                   ========= =========

    Preferred stock dividends                            24        24
                                                   --------- ---------

    Net income applicable to common stockholders   $    494  $    545
                                                   ========= =========


Supplemental Income Statement Information
-----------------------------------------
  Foreign currency gains, after-tax                $     14  $      4
  Capitalized interest                                   36        29

Cash Flow Information
---------------------
  Net cash provided by operating activities (a)    $  1,067  $    832

Capital and Exploratory Expenditures
------------------------------------
  Exploration and Production
    United States                                  $    183  $    222
    International                                       778       543
                                                   --------- ---------

      Total Exploration and Production                  961       765
  Refining and Marketing                                 48        27
                                                   --------- ---------

      Total Capital and Exploratory Expenditures   $  1,009  $    792
                                                   ========= =========

  Exploration expenses charged to income included
   above
    United States                                  $     31  $     26
    International                                        19        30
                                                   --------- ---------

                                                   $     50  $     56
                                                   ========= =========

  (a) Includes changes in working capital


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                            (IN MILLIONS)


                                                June 30    December 31
                                                 2005         2004
                                             ------------ ------------
Balance Sheet Information                           (unaudited)
-------------------------

  Cash and short-term investments            $       916  $       877
  Other current assets                             3,574        3,458
  Investments                                      1,305        1,254
  Property, plant and equipment - net              8,780        8,505
  Other assets                                     2,884        2,218
                                             ------------ ------------

    Total assets                             $    17,459  $    16,312
                                             ============ ============

  Current portion of long-term debt          $        25  $        50
  Other current liabilities                        6,078        4,647
  Long-term debt                                   3,761        3,785
  Deferred liabilities and credits                 2,328        2,233
  Stockholders' equity excluding other
   comprehensive income (loss)                     7,134        6,621
  Accumulated other comprehensive income
   (loss)                                         (1,867)      (1,024)
                                             ------------ ------------

    Total liabilities and stockholders'
     equity                                  $    17,459  $    16,312
                                             ============ ============


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                            (IN MILLIONS)


                                           Second Quarter 2005
                                    ----------------------------------
                                      United
                                      States   International   Total
                                    --------- -------------- ---------


Sales and other operating revenues  $    269     $    769    $  1,038
Non-operating income (expenses)           (3)           2          (1)
                                    --------- -------------- ---------
            Total revenues               266          771       1,037
                                    --------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          58          184         242
  Exploration expenses, including
   dry holes and lease impairment         51           36          87
  General, administrative and other
   expenses                               18           17          35
  Depreciation, depletion and
   amortization                           42          205         247
                                    --------- -------------- ---------
            Total costs and
             expenses                    169          442         611
                                    --------- -------------- ---------

  Results of operations before
   income taxes                           97          329         426
  Provision for income taxes              34          129         163
                                    --------- -------------- ---------
Results of operations               $     63     $    200    $    263
                                    ========= ============== =========

                                           Second Quarter 2004
                                    ----------------------------------
                                      United
                                      States   International   Total
                                    --------- -------------- ---------


Sales and other operating revenues  $    201     $    631    $    832
Non-operating income (expenses)           (8)          27          19
                                    --------- -------------- ---------
            Total revenues               193          658         851
                                    --------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          49          148         197
  Exploration expenses, including
   dry holes and lease impairment         24           39          63
  General, administrative and other
   expenses                               19           27          46
  Depreciation, depletion and
   amortization                           35          191         226
                                    --------- -------------- ---------
            Total costs and
             expenses                    127          405         532
                                    --------- -------------- ---------

  Results of operations before
   income taxes                           66          253         319
  Provision for income taxes              25          112         137
                                    --------- -------------- ---------
Results of operations               $     41     $    141    $    182
                                     ========     ========    ========

                                            First Quarter 2005
                                    ----------------------------------
                                      United
                                      States   International   Total
                                    --------- -------------- ---------


Sales and other operating revenues  $    279     $    751    $  1,030
Non-operating income (expenses)           (2)          49          47
                                    --------- -------------- ---------
            Total revenues               277          800       1,077
                                    --------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          49          176         225
  Exploration expenses, including
   dry holes and lease impairment        109           24         133
  General, administrative and other
   expenses                               19           10          29
  Depreciation, depletion and
   amortization                           44          197         241
                                    --------- -------------- ---------
            Total costs and
             expenses                    221          407         628
                                    --------- -------------- ---------

  Results of operations before
   income taxes                           56          393         449
  Provision for income taxes              22          164         186
                                    --------- -------------- ---------
Results of operations               $     34     $    229    $    263
                                    ========= ============== =========


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                             (IN MILLIONS)

                                             First Half 2005
                                    ----------------------------------
                                      United
                                      States   International   Total
                                    --------- -------------- ---------


Sales and other operating revenues  $    548     $  1,520    $  2,068
Non-operating income (expenses)           (4)          50          46
                                    --------- -------------- ---------
            Total revenues               544        1,570       2,114
                                    --------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                         107          359         466
  Exploration expenses, including
   dry holes and lease impairment        160           60         220
  General, administrative and other
   expenses                               38           28          66
  Depreciation, depletion and
   amortization                           86          402         488
                                    --------- -------------- ---------
            Total costs and expenses     391          849       1,240
                                    --------- -------------- ---------

  Results of operations before
   income taxes                          153          721         874
  Provision for income taxes              57          291         348
                                    --------- -------------- ---------
Results of operations               $     96     $    430    $    526
                                    ========= ============== =========


                                             First Half 2004
                                    ----------------------------------
                                      United
                                      States   International   Total
                                    --------- -------------- ---------


Sales and other operating revenues  $    411     $  1,289    $  1,700
Non-operating income (expenses)           (4)          35          31
                                    --------- -------------- ---------
            Total revenues               407        1,324       1,731
                                    --------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          89          295         384
  Exploration expenses, including
   dry holes and lease impairment         63           78         141
  General, administrative and other
   expenses                               36           46          82
  Depreciation, depletion and
   amortization                           64          375         439
                                    --------- -------------- ---------
            Total costs and expenses     252          794       1,046
                                    --------- -------------- ---------

  Results of operations before
   income taxes                          155          530         685
  Provision for income taxes              57          239         296
                                    --------- -------------- ---------
Results of operations               $     98     $    291    $    389
                                    ========= ============== =========


        AMERADA HESS CORPORATION AND CONSILIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)


                                             Second   Second   First
                                            Quarter  Quarter  Quarter
                                              2005     2004     2005
                                            -------- -------- --------
Operating Data
--------------
Net Production Per Day
----------------------
  Crude oil - barrels
    United States                                47       41       49
    Europe                                      117      127      120
    Africa, Asia and other                       75       66       69
                                            -------- -------- --------

                Total                           239      234      238
                                            ======== ======== ========

  Natural gas liquids - barrels
    United States                                14       12       13
    Europe                                        5        5        7
                                            -------- -------- --------

                Total                            19       17       20
                                            ======== ======== ========

  Natural gas  - mcf
    United States                               148      160      165
    Europe                                      289      358      336
    Africa, Asia and other                      138       83      103
                                            -------- -------- --------

                Total                           575      601      604
                                            ======== ======== ========

  Barrels of oil equivalent                     355      351      358
                                            ======== ======== ========


Average Selling Price (including hedging)
-----------------------------------------
  Crude oil - per barrel
    United States                           $ 32.44  $ 25.27  $ 32.18
    Europe                                    33.22    25.39    31.21
    Africa, Asia and other                    31.10    27.47    30.92

  Natural gas liquids - per barrel
    United States                           $ 34.98  $ 26.33  $ 32.83
    Europe                                    35.49    27.33    31.69

  Natural gas  - per mcf
    United States                           $  6.47  $  5.23  $  6.15
    Europe                                     4.60     3.47     5.41
    Africa, Asia and other                     3.95     3.85     3.93

Average Selling Price (excluding hedging)
-----------------------------------------
  Crude oil - per barrel
    United States                           $ 47.83  $ 35.54  $ 45.18
    Europe                                    50.10    35.39    46.82
    Africa, Asia and other                    47.78    35.04    44.87

  Natural gas liquids - per barrel
    United States                           $ 34.98  $ 26.33  $ 32.83
    Europe                                    35.49    27.33    31.69

  Natural gas  - per mcf
    United States                           $  6.47  $  5.76  $  6.15
    Europe                                     4.60     3.47     5.41
    Africa, Asia and other                     3.95     3.85     3.93


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)


                                                       First Half
                                                   -------------------
                                                     2005       2004
                                                   --------   --------
Operating Data
--------------
  Net Production Per Day
  ----------------------
    Crude oil - barrels
      United States                                     48         40
      Europe                                           118        127
      Africa, Asia and other                            73         64
                                                   --------   --------

                  Total                                239        231
                                                   ========   ========

    Natural gas liquids - barrels
      United States                                     13         12
      Europe                                             6          6
                                                   --------   --------

                  Total                                 19         18
                                                   ========   ========

    Natural gas  - mcf
      United States                                    156        171
      Europe                                           312        346
      Africa, Asia and other                           121         85
                                                   --------   --------

                  Total                                589        602
                                                   ========   ========

    Barrels of oil equivalent                          356        349
                                                   ========   ========


  Average Selling Price (including hedging)
  -----------------------------------------
    Crude oil - per barrel
      United States                                $ 32.31    $ 25.38
      Europe                                         32.30      26.31
      Africa, Asia and other                         31.00      27.23

    Natural gas liquids - per barrel
      United States                                $ 33.94    $ 26.06
      Europe                                         33.69      24.05

    Natural gas  - per mcf
      United States                                $  6.30    $  5.22
      Europe                                          5.03       3.89
      Africa, Asia and other                          3.95       3.78

  Average Selling Price (excluding hedging)
  -----------------------------------------
    Crude oil - per barrel
      United States                                $ 46.49    $ 34.55
      Europe                                         48.60      33.76
      Africa, Asia and other                         46.22      33.12

    Natural gas liquids - per barrel
      United States                                $ 33.94    $ 26.06
      Europe                                         33.69      24.05

    Natural gas  - per mcf
      United States                                $  6.30    $  5.45
      Europe                                          5.03       3.89
      Africa, Asia and other                          3.95       3.78


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      HEDGED PRICES AND VOLUMES

                           WTI                        Brent
               --------------------------- ---------------------------
                  Average      Thousands      Average      Thousands
                  Selling     of barrels      Selling     of barrels
   Maturity        Price        per day        Price        per day
-------------- ------------- ------------- ------------- -------------
2005
  3rd Quarter       $32.65            28        $30.82           118
  4th Quarter        32.16            28         30.37           118

2006                     -             -         28.10            30
2007                     -             -         25.85            24
2008                     -             -         25.56            24
2009                     -             -         25.54            24
2010                     -             -         25.78            24
2011                     -             -         26.37            24
2012                     -             -         26.90            24

    Note: In addition to the income statement effects of the open hedge positions indicated above, the Corporation has after-tax deferred realized losses of $93 million as of June 30 included in accumulated other comprehensive income (loss). These after-tax losses will reduce 2005 income as follows: third quarter - $48 million and fourth quarter - $45 million. There were no natural gas hedges outstanding at June 30.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   REFINING AND MARKETING SUPPLEMENTAL FINANCIAL AND OPERATING DATA


                                          Second   Second    First
                                          Quarter  Quarter  Quarter
                                           2005     2004     2005
                                         -------- -------- --------

Financial Information
 (in millions)
---------------------

  Refining and Marketing
   Earnings
  ----------------------
  Income before income taxes             $   151  $   215  $   102
  Provision for income taxes                  53       55       39
                                         -------- -------- --------

      Refining and Marketing
       Earnings                          $    98  $   160  $    63
                                         ======== ======== ========

  Summary of Refining and
   Marketing Earnings
  -----------------------
    Refining                             $    77  $   123  $    42
    Marketing                                 14       19       13
    Trading                                    7       18        8
                                         -------- -------- --------

      Total Refining and
       Marketing Earnings                $    98  $   160  $    63
                                         ======== ======== ========

----------------------------------------------------------------------

Operating Data
 (in thousands unless noted)
----------------------------

  Refined Product Sales
   (barrels per day)
  ---------------------
    Gasoline                                 227      205      181
    Distillates                              104      113      166
    Residuals                                 59       51       74
    Other                                     45       35       41
                                         -------- -------- --------

           Total                             435      404      462
                                         ======== ======== ========

  Refinery Throughput
   (barrels per day)
  -------------------
    HOVENSA - Crude runs                     500      489      449
    HOVENSA - AHC 50% share                  250      245      225
    Port Reading                              58       55       35


                             Refinery
  Refinery Utilization       Capacity
  --------------------      ----------
    HOVENSA                 (thousands
                            of barrels
                             per day)
       Crude                    500        100.1%    97.7%    89.8%
       FCC                      150         93.3%    95.5%    57.2%(a)
       Coker                     58        100.9%   100.2%    92.9%
    Port Reading                 65         89.2%    89.2%    56.5%(a)
                            ----------

  Retail Marketing
  ----------------
    Number of retail
     stations (b)                          1,352    1,242    1,250
    Convenience store revenue
     (in millions) (c)                   $   254  $   242  $   218
    Average gasoline volume
     per station (gallons per
     month) (c)                              213      197      195


(a) The fluid catalytic cracking units at HOVENSA and Port Reading were each shutdown for approximately 30 days for scheduled maintenance in the first quarter of 2005.

(b) Includes company operated, branded/dealer and Wilco-Hess.

(c) Company operated only.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   REFINING AND MARKETING SUPPLEMENTAL FINANCIAL AND OPERATING DATA


                                                       First Half
                                                  --------------------

                                                    2005        2004
                                                  --------    --------

Financial Information (in millions)
-----------------------------------

  Refining and Marketing Earnings
  ---------------------------------
  Income before income taxes                      $   253     $   352
  Provision for income taxes                           92          80
                                                  --------    --------

      Refining and Marketing
       Earnings                                   $   161     $   272
                                                  ========    ========

  Summary of Refining and Marketing
   Earnings
  ---------------------------------
    Refining                                      $   119     $   198
    Marketing                                          27          42
    Trading                                            15          32
                                                  --------    --------

      Total Refining and Marketing
       Earnings                                   $   161     $   272
                                                  ========    ========

----------------------------------------------------------------------

Operating Data
 (in thousands unless noted)
----------------------------

  Refined Product Sales
   (barrels per day)
  ---------------------
    Gasoline                                          204         197
    Distillates                                       135         146
    Residuals                                          67          66
    Other                                              42          35
                                                  --------    --------

           Total                                      448         444
                                                  ========    ========

  Refinery Throughput
  (barrels per day)
  -------------------
    HOVENSA - Crude runs                              475         492
    HOVENSA - AHC 50% share                           238         246
    Port Reading                                       47          56


                                   Refinery
  Refinery Utilization             Capacity
  --------------------            -----------
    HOVENSA                       (thousands
                                  of barrels
                                   per day)
       Crude                          500            95.0%       98.3%
       FCC                            150            75.3%(a)    95.9%
       Coker                           58            96.9%      100.0%
    Port Reading                       65            72.8%(a)    90.2%
                                  -----------

  Retail Marketing
  ----------------
    Number of retail stations (b)                   1,352       1,242
    Convenience store revenue (in
     millions) (c)                                $   472     $   455
    Average gasoline volume per
     station (gallons per
     month) (c)                                       204         190


(a) The fluid catalytic cracking units at HOVENSA and Port Reading were each shutdown for approximately 30 days for scheduled maintenance in the first quarter of 2005.

(b) Includes company operated, branded/dealer and Wilco-Hess.

(c) Company operated only.

    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940